                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                           _______________________

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                                April 27, 1994
                      (Date of earliest event reported)



                          HELLER FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)



                                 Delaware
               (State or other jurisdiction of incorporation)



      1-6157                                 36-1208070
      (Commission File Number)        (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois              60661
(Address of principal executive offices)            (Zip Code)



                              (312) 441-7000
            (Registrant's telephone number, including area code)
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Item 5.   Other Events
- - -------   ------------

     On April 27, 1994, the Registrant issued $200,000,000 principal amount of its Floating Rate Notes due April 27, 1999, under its Registration Statement on Form S-3, File No. 33-58716 (the "Registration Statement") and pursuant to a Prospectus Supplement dated April 20, 1994.


Item 7.   Financial Statements and Exhibits
- - -------   ---------------------------------

(c)  Exhibits.

     4 (a)  Specimen Note for $200,000,000 Floating Rate Notes due April 27,
1999.




                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 2, 1994



                                         HELLER FINANCIAL, INC.

                                         By:  Richard J. Almeida
                                              ------------------
                                              Richard J. Almeida
                                              Executive Vice President
                                              and Chief Financial
                                              Officer
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                                 EXHIBIT INDEX

                                                               Sequentially
Exhibit                                                          Numbered
Number                                                             Pages
- - ------                                                             -----

4 (a)   Specimen Note for $200,000,000 Floating Rate               4-12
        Notes due April 27, 1999